SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            BARNWELL INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Name of registrant as specified in its charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                            BARNWELL INDUSTRIES, INC.

                               -------------------

                    Notice of Annual Meeting of Stockholders

                               -------------------




To the Stockholders of BARNWELL INDUSTRIES, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BARNWELL INDUSTRIES, INC., a Delaware corporation, will be held on March 4, 2002, at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, for the purpose of considering and acting upon:

           (1) The election of a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified; and

           (2) Any and all other business which may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 7, 2002, are entitled to notice of and to vote at this meeting or any adjournment thereof. The Company's Annual Report to Stockholders for the fiscal year ended September 30, 2001, which includes consolidated financial statements, is enclosed herewith.

        We will be pleased to have you attend the meeting. However, if you are unable to do so, please sign and return the accompanying Proxy in the enclosed addressed envelope.

                       By Order of the Board of Directors,

                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary

Dated:   January 17, 2002

                            BARNWELL INDUSTRIES, INC.

                         1100 ALAKEA STREET, SUITE 2900

                             HONOLULU, HAWAII 96813

                                 PROXY STATEMENT

                     SOLICITATION AND REVOCATION OF PROXIES

        The following information is furnished in connection with the Annual Meeting of Stockholders of Barnwell Industries, Inc., a Delaware corporation (the "Company"), to be held on March 4, 2002 at 9:30 a.m., Central Standard Time, at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana.

        The accompanying Proxy is solicited by the Board of Directors of the Company, and the Company will bear the cost of such solicitation. Solicitation of proxies will be primarily by mail. Proxies may also be solicited by regular employees of the Company by telephone at a nominal cost. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to the beneficial owners of Common Stock (as defined below) and will be reimbursed for their expenses. All properly executed proxies will be voted as instructed.

        Stockholders who execute proxies may revoke them by delivering subsequently dated proxies or by giving written notice of revocation to the Secretary of the Company at any time before such proxies are voted. No proxy will be voted if the stockholder attends the meeting and elects to vote in person.

        This Proxy Statement and the accompanying Form of Proxy are first being sent to stockholders on or about January 17, 2002.

                              VOTING AT THE MEETING

        Only stockholders of record at the close of business on January 7, 2002 (the "Record Date") will be entitled to vote at the annual meeting and any adjournment thereof. As of the Record Date, 1,314,510 shares of common stock, par value $0.50, of the Company (the "Common Stock") were issued and outstanding. Each share of Common Stock outstanding as of the Record Date is entitled to one vote on any proposal presented at the meeting. With respect to abstentions, the shares will be considered present at the meeting for a particular proposal, but since they are not affirmative votes for the proposal, they will have the same effect as a vote withheld on the election of directors or a vote against such other proposal, as the case may be. Brokers and nominees may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and, thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and, therefore, will not be counted in determining the number of shares necessary for approval. Shares represented by such broker nonvotes will, however, be counted for purposes of determining whether there is a quorum.

                              ELECTION OF DIRECTORS

        At the meeting all eight directors of the Company are proposed to be elected, each elected director to hold office until the next annual meeting and until his successor is duly elected and qualified. The persons named as proxies in the enclosed Proxy are executive officers of the Company and, unless contrary instructions are given, they will vote the shares represented by the Proxy for the election to the Board of Directors of the persons named below. The election of directors will require a plurality of the votes cast at the meeting. The
Board of Directors has no reason to believe that any of the nominees for director will be unable to serve; however, in the event any of the nominees should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for other persons in place of such nominees.


                DIRECTORS AND NOMINEES TO THE BOARD OF DIRECTORS

        The following table sets forth, as to the directors and nominees for election: (1) such person's name; (2) the year in which such person was first elected a director of the Company; (3) such person's age; (4) all positions and offices with the Company held by such person; (5) the business experience of such person during the past five years; and (6) certain other directorships, if any, held by such person.

                                Director                      All other Present Positions with
            Name                 Since        Age           the Company and Principal Occupations
----------------------------    --------     -----    -------------------------------------------------
Morton H. Kinzler                1956         76      Chairman of the Board of the Company  since 1980,
                                                      President  and  Chief  Executive   Officer  since
                                                      1971.  Mr.  Kinzler is the father of Alexander C.
                                                      Kinzler,  Executive  Vice  President,  Secretary,
                                                      General Counsel and Director of the Company.

Alan D. Hunter                   1977         64      Partner,   Code  Hunter  LLC,  Calgary,   Alberta
                                                      (attorneys)  since  December  1,  2001;  Partner,
                                                      Gowling LaFleur Henderson LLP,  Calgary,  Alberta
                                                      (attorneys)  from  July 1, 2000 to  November  30,
                                                      2001;  Partner,  Gowling,  Strathy  &  Henderson,
                                                      Calgary,  Alberta  (attorneys)  from  January  1,
                                                      2000  to  June  30,  2000;  Gowling,   Strathy  &
                                                      Henderson  merged with  LaFleur  Brown  effective
                                                      July 1,  2000;  Partner,  Code  Hunter,  Calgary,
                                                      Alberta  (attorneys) for the prior 5 years;  Code
                                                      Hunter  merged into  Gowling  Strathy & Henderson
                                                      on January 1, 2000.

Erik Hazelhoff-Roelfzema         1977         84      Investor

Daniel Jacobson                  1981         73      Vice  Chairman and  Director,  Siebert  Financial
                                                      Corp.  (securities  brokerage) since May 3, 1999;
                                                      Partner,  Richard A. Eisner & Company,  LLP,  New
                                                      York,  New York  (Accountants  and  Consultants),
                                                      from June 1, 1994 to May 2, 1999.

Martin Anderson                  1985         78      Partner,   Goodsill   Anderson  Quinn  &  Stifel,
                                                      Honolulu,  Hawaii  (attorneys);  Trustee,  Hawaii
                                                      Pacific  University;   Director,   Bishop  Street
                                                      Funds.

Murray C. Gardner, Ph.D.         1996         69      Independent consultant and investor

Alexander C. Kinzler             1999         43      General  Counsel of the  Company  since  December
                                                      2001,  Executive  Vice  President  since December
                                                      1997 and  Secretary  since 1986.  Employed by the
                                                      Company  since  1984.  Mr.  Kinzler is the son of
                                                      Morton H.  Kinzler,  President,  Chief  Executive
                                                      Officer and  Chairman  of the Board of  Directors
                                                      of the Company.

Terry Johnston                   2000         60      Investor.   Director  of  the  managing   general
                                                      partner of Cambridge  Hawaii Limited  Partnership
                                                      ("CHLP").  Mr.  Johnston and his  affiliates  own
                                                      approximately  43.8%  of  CHLP,  which is a 49.9%
                                                      partner in the Company's  Kaupulehu  Developments
                                                      partnership.

        The Board of Directors has a standing Compensation Committee, a standing Audit Committee, and a standing Executive Committee. It has no standing nominating committee. The members of the Compensation Committee are Mr. Hunter, Chairman, and Messrs. Jacobson, Anderson, Gardner, Johnston and Morton Kinzler, with Mr. Morton Kinzler being a non-voting member. The Compensation Committee
(i) determines the annual compensation of the Company's senior officers; (ii) recommends, if appropriate, new employee benefit plans to the Board of Directors; (iii) administers all employee benefit plans and (iv) makes determinations in connection therewith as may be necessary or advisable. During the fiscal year ended September 30, 2001, the Compensation Committee held one meeting.

        The members of the Audit Committee are Mr. Jacobson, Chairman, and Messrs. Yago, Gardner and Anderson. All of the members of the Audit Committee are independent (as independence is defined in Section 121 (A) of the American Stock Exchange listing standards). The Board of Directors has adopted a written charter for the Audit Committee to set forth its responsibilities. The Audit Committee recommends the independent accountants appointed by the Board of Directors to audit the consolidated financial statements of the Company, and reviews with such accountants the scope of their audit and report thereon, including any questions and recommendations that may arise relating to such audit and report or the Company's internal accounting and auditing procedures. It also reviews periodically the performance of the Company's accounting and financial personnel. During the fiscal year ended September 30, 2001, the Audit Committee held five meetings.

                          REPORT OF THE AUDIT COMMITTEE

        The Audit Committee has reviewed and discussed the audited financial statements with management, and the Audit Committee has discussed with KPMG LLP, the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU
Section 380), as such may be modified or supplemented. The Audit Committee has also received the written disclosures and the letter from KPMG LLP that are required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee) as may be modified or supplemented, and has discussed with KPMG LLP the independent auditor's independence. Based upon its discussions with management and with KPMG LLP, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended September 30, 2001.

Audit Fees
----------

        Aggregate fees billed to the Company for the annual audit and the quarterly reviews of the consolidated financial statements totaled $130,500.

All Other Fees
--------------

        Aggregate fees billed to the Company for services rendered by the Company's independent accountants other than those billed for the annual audit and the quarterly reviews of the consolidated financial statements totaled $67,300. The Audit Committee believes that the provision of non-audit services during the 2001 fiscal year does not affect the accountants' ability to maintain independence with respect to the Company.

Audit Committee
---------------

Daniel Jacobson, Chairman
Glenn Yago
Murray C. Gardner
Martin Anderson

        The members of the Executive Committee are Mr. Morton Kinzler, Chairman, and Messrs. Anderson, Hazelhoff-Roelfzema and Gardner. The Executive Committee is empowered to exercise all of the authority of the Board of Directors, except for certain items enumerated in the Company's By-Laws. During the fiscal year ended September 30, 2001, the Executive Committee held one meeting.

        The Board of Directors held three meetings during the fiscal year ended September 30, 2001. Other than Mr. Anderson, who attended two Board Meetings and all Committee meetings, all directors attended all meetings of the Board of Directors and of the Committees of the Board on which each of them served.

                        EXECUTIVE OFFICERS OF THE COMPANY

        The following table sets forth the names and ages of all executive officers of the Company, their positions and offices with the Company and the period during which each has served.

 Name                   Age   Position with the Company
 ----                   ---   -------------------------

 Morton H. Kinzler      76    Chairman  of the Board  since 1980 and  President
                              and Chief Executive Officer since 1971.

 Russell M. Gifford     47    Executive  Vice  President  since  December 1997,
                              Treasurer   since   November   1986   and   Chief
                              Financial   Officer   since  August  1985.   Vice
                              President of the Company from March 1985 to December 1997.

 Alexander C. Kinzler   43    General  Counsel since December  2001.  Executive
                              Vice President  since December 1997 and Secretary
                              since  November  1986.   Vice  President  of  the
                              Company  from  November  1986 to  December  1997.
                              Director of the Company since December 1999.

 Warren D. Steckley     45    Vice  President  -  Canadian   Operations   since
                              December  1998.  President of Barnwell of Canada,
                              Limited,   a  wholly  owned   subsidiary  of  the
                              Company,   since  December   1998.   Employed  by
                              Barnwell  of  Canada,  Limited  since  June 1998.
                              Independent   consultant   in  Calgary,   Alberta
                              providing technical and financial services to emerging oil and gas companies from 1994 to May
                              1998.



                             EXECUTIVE COMPENSATION


Summary Compensation Table

        The following summary compensation table sets forth the annual compensation paid or accrued by the Company to the Chief Executive Officer and to executive officers whose annual compensation exceeded $100,000 for the fiscal year ended September 30, 2001 (collectively the "Named Executive Officers"), for services during the fiscal years ended September 30, 2001, 2000, and 1999:

                                                                                        ----------------
                                                                                        |  Long Term   |
                                                                                        | Compensation |
                                                                                        |              |
                                                                                        ----------------
                                                                                        |              |
                                                        Annual Compensation             |    Awards    |
                                              --------------------------------------    ----------------
                                                                            Other       |              |
                                                                            Annual      |  Securities  |
            Name and                                                        Compen-     |  Underlying  |
       Principal Position            Year       Salary         Bonus        sation      |   Options    |
--------------------------------    ------    -----------    ----------   ----------    ----------------
Morton H. Kinzler                    2001       $337,500      $250,000      $12,497     |              |
    Chairman of the Board,           2000        300,000       150,000       12,497     |              |
    President and Chief              1999        300,000       100,000       12,497     |              |
    Executive Officer

                                                                                        ----------------
                                                                                        |  Long Term   |
                                                                                        | Compensation |
                                                                                        |              |
                                                                                        ----------------
                                                                                        |              |
                                                        Annual Compensation             |    Awards    |
                                              --------------------------------------    ----------------
                                                                            Other       |              |
                                                                            Annual      |  Securities  |
            Name and                                                        Compen-     |  Underlying  |
       Principal Position            Year       Salary         Bonus        sation      |   Options    |
--------------------------------    ------    -----------    ----------   ----------    ----------------
Russell M. Gifford                   2001        205,000       175,000                  |              |
    Executive Vice President,        2000        190,000       125,000                  |    25,000    |
    Chief   Financial   Officer      1999        190,000         -                      |              |
    and Treasurer                                                                       |              |
                                                                                        |              |
Alexander C. Kinzler                 2001        215,000       225,000                  |              |
    Executive Vice President,        2000        196,875       150,000                  |    25,000    |
    Secretary, General Counsel       1999        187,500        75,000                  |              |
    and Director                                                                        |              |
                                                                                        |              |
Warren D. Steckley (1)               2001        110,042 (2)    48,908 (2)              |              |
    Vice President - Canadian        2000        101,865 (2)    50,933 (2)              |              |
    Operations                       1999         99,870 (2)    26,632 (2)              |              |

        Directors who are not officers of the Company receive an annual fee of $12,500 and are reimbursed for expenses incurred with respect to meeting attendance. The Chairman of the Compensation Committee receives an additional
$9,000 annual fee. The Chairman of the Audit Committee receives an additional $15,000 annual fee. The members of the Executive and Compensation Committees, other than the Chairmen, receive an additional $1,500 annual fee. The members of the Audit Committee, other than the Chairman, receive an additional $5,000 annual fee. In lieu of payment of such fees to Mr. Hazelhoff-Roelfzema, the Company reimburses him for certain expenses incurred in connection with his service as a director.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table sets forth information related to the number of shares of Common Stock acquired during the fiscal year ended September 30, 2001 by the Named Executive Officers pursuant to the exercise of stock options, the value realized by the Named Executive Officers on exercise of such stock options and the number and value of unexercised stock options held by the Named Executive Officers at the end of the fiscal year ended September 30, 2001:




----------------------------------
(1) Mr. Steckley was granted 30,000 incentive units on June 1, 1998. The value of such units directly relates to Barnwell of Canada, Limited's ("BOC"'s) net income and to changes in the value of BOC's oil and gas reserves since 1998, with adjustments for changes in commodities prices and subject to other terms and conditions. Such adjusted reserve value is then divided by the number of shares of the Company's outstanding common stock to determine the value of each unit. These units become exercisable over 4 years from the date of grant and expire 10 years from such date. At September 30, 2001, the U.S. dollar equivalent of the value of the vested portion of such units was $288,000.

(2) All amounts shown for Mr. Steckley represent the average U.S. dollar equivalent during each fiscal year of payments made to him in Canadian dollars.


                                                              Number of                      Value of
                                                        Securities Underlying               Unexercised
                                                             Unexercised                   In-the-Money
                                                             Options at                     Options at
                         Shares                           September 30, 2001          September 30, 2001 ($)
                       Acquired on        Value           ------------------          ----------------------
                       Exercise (#)    Realized($)    Exercisable/Unexercisable     Exercisable/Unexercisable
                       ------------    -----------    --------------------------    --------------------------
Morton H. Kinzler           0              $0                 0/0                            $0/$0

Russell M. Gifford          0               0             6,250/18,750                   42,969/128,906

Alexander C. Kinzler        0               0            26,250/18,750                   35,544/106,631

Warren D. Steckley          0               0            18,000/12,000                   56,250/37,500

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On April 12, 2001, Barnwell Kona Corporation ("BKC"), a wholly owned subsidiary of the Company, and Mr. Terry Johnston, a member of the Board of Directors of the Company, concurrently acquired 55.2% and 28.9%, respectively, of Cambridge Hawaii Limited Partnership ("CHLP"). CHLP is a Hawaii limited partnership, of which BKC is the sole general partner, whose only significant asset is a 49.9% minority interest in Kaupulehu Developments ("KD"), a Hawaii general partnership. Barnwell Hawaiian Properties, Inc., a wholly owned subsidiary of the Company, presently owns the 50.1% majority interest in KD.

        BKC and Mr. Johnston concurrently purchased the interests in CHLP from three limited partnerships and several individual investors (the "Sellers"). BKC agreed to pay $4,803,000, or $87,000 for each percentage point, for 55.2% of CHLP and Mr. Johnston agreed to pay $2,518,000, or $87,000 for each percentage point, for 28.9% of CHLP. BKC and Mr. Johnston also agreed to pay $300,000 ($197,000 and $103,000, respectively) to CHLP for pre-closing expenses related to this transaction.

        At the closing of the purchase of the interest in CHLP, BKC paid $2,791,000 in cash to the Sellers and delivered to the Sellers non-interest bearing promissory notes in the aggregate principal amounts of $2,209,000 due January 31, 2002. At the closing of the purchase of the interest in CHLP, Mr. Johnston paid the Sellers $1,463,000 and delivered to the Sellers non-interest bearing promissory notes due January 31, 2002 in the aggregate principal amounts of $1,158,000. The Company loaned Mr. Johnston $1,463,000 for his portion of the cash payment at closing. The Company's loan to Mr. Johnston is non-interest bearing and is due January 31, 2002. Both the cash payment at closing and the loan to Mr. Johnston were funded entirely from the Company's cash flow from operations.

        The Company and Mr. Johnston are jointly and severally liable for the payment of all of the promissory notes due to the Sellers. Mr. Johnston pledged to the Company his entire interest in CHLP as security for both the $1,463,000 loan and the Company's liability for Mr. Johnston's payment to the Sellers due January 31, 2002. As a result of this transaction, Mr. Johnston owns approximately 43.8% of CHLP and the Company owns approximately 55.2% of CHLP. The Company's newly acquired interest in CHLP, together with the Company's current 50.1% indirect interest in KD held by Barnwell Hawaiian Properties, Inc., result in the Company owning an aggregate indirect interest of 77.6% in KD.

        In June, 1995, the Company issued $2,000,000 of convertible notes due July 1, 2003 for an aggregate price of $2,000,000. $400,000 of such notes were purchased by Mr. Morton H. Kinzler, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, $200,000 were purchased by Mr. Martin Anderson, a director of the Company, $200,000 were purchased by Dr. Joseph E. Magaro, a beneficial owner of 16.2% of the Company's shares and $100,000 were purchased by Dr. R. David Sudarsky, a beneficial owner of 9.3% of the Company's shares. See "Security Ownership of Certain Beneficial Owners and Management", below. The notes are payable in 20 consecutive equal quarterly installments beginning in October 1998. Interest, which is adjusted quarterly to the greater of 10% per annum or 1% over the prime rate of interest, is payable quarterly. Throughout fiscal year 2001, the notes bore interest at the weighted average rate of 10.28% per annum. The notes are convertible into shares of

Common Stock at a price of $20.00 per share, subject to adjustment for certain events including a stock split of, or stock dividend on, the Common Stock. The principal balance of such notes is currently $600,000.

        The Company was contingently liable for a demand loan made by a Canadian bank in fiscal 1991 and renewed annually to Dr. Magaro in the amount of $100,000 in connection with the development of certain oil and gas properties in Canada in which he participated. The loan was secured by Dr. Magaro's interest in such oil and gas properties, the value of which, in the Company's opinion, far exceeds the amount of the loan. The annual rate of interest applicable to this loan is set by the Royal Bank of Canada. During fiscal 2001, such average interest rate was 7.00%. The loan was repaid by Dr. Magaro during fiscal 2001.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of December 1, 2001, with respect to the beneficial ownership of the Common Stock, the sole voting security of the Company, by (i) each person known to the Company who beneficially owns more than 5% of the Common Stock, (ii) each director and nominee of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group.

                                                                       Amount and Nature of      Percent
              Name and Address of Beneficial Owner                   Beneficial Ownership (1)    of Class
------------------------------------------------------------------   ------------------------    ---------
Joseph E. Magaro            401 Riversville Road                             213,510 (2)           16.2%
                            Greenwich, Connecticut

R. David Sudarsky           3050 North Ocean Boulevard                       122,600 (3)            9.3%
                            Ft. Lauderdale, Florida

Morton H. Kinzler           1100 Alakea Street, Suite 2900                   232,960 (4)           17.7%
                            Honolulu, Hawaii

Alan D. Hunter              44 Medford Place, S.W.                               400                *
                            Calgary, Alberta, Canada

Erik Hazelhoff-Roelfzema    1120, 639 Fifth Avenue S.W.                          700                *
                            Calgary, Alberta, Canada

Daniel Jacobson             885 Third Avenue                                   5,000                *
                            New York, New York

----------------------------------
(1) A person is deemed to be the beneficial owner of securities that such person can acquire as of and within the 60 days following the date of this table upon the exercise of options or rights of conversion. Each beneficial owner's percentage of ownership is determined by assuming that options or conversion rights that are held by such person (but not those held by any other person) and which are exercisable as of and within 60 days following the date of this table have been exercised. For purposes of the footnotes that follow, "currently exercisable" means options that are exercisable as of and within 60 days following the date of this table and "currently convertible" means conversion rights that are exercisable as of and within 60 days following the date of this table. Except as indicated in the footnotes that follow, shares listed in the table are held with sole voting and investment power.

(2) Includes a note in the principal amount of $60,000 that is currently convertible into 3,000 shares of Common Stock at a conversion price of $20.00 per share.

(3) Includes a note in the principal amount of $30,000 that is currently convertible into 1,500 shares of Common Stock at a conversion price of $20.00 per share.

(4) Includes (i) a note in the principal amount of $120,000 that is currently convertible into 6,000 shares of Common Stock at a conversion price of $20.00 per share, and (ii) 11,000 shares of Common Stock held by an estate of which Mr. Kinzler is a co-executor, as to which shares Mr. Kinzler may be deemed to share voting and investment power. Mr. Kinzler disclaims beneficial ownership of the shares held by such estate.


                                                                       Amount and Nature of      Percent
              Name and Address of Beneficial Owner                    Beneficial Ownership**     of Class
------------------------------------------------------------------   ------------------------    ---------
Martin Anderson             1099 Alakea Street, Suite 1800                    90,503                6.9%
                            Honolulu, Hawaii

Murray C. Gardner, Ph.D.    P. O. Box 1657                                     2,200                *
                            Kamuela, Hawaii

Russell M. Gifford          1100 Alakea Street, Suite 2900                    15,300 (5)            1.2%
                            Honolulu, Hawaii

Alexander C. Kinzler        671 Puuikena Drive                                50,170 (6)            3.7%
                            Honolulu, Hawaii

Warren D. Steckley          216 Sunmount Bay SE                               18,000 (7)            1.4%
                            Calgary, Alberta, Canada

Terry Johnston              201-5325 Cordova Bay Road                          1,000                *
                            Victoria, British Columbia, Canada

All directors and executive officers as a group (10 persons)                 416,233 (8)           30.2%

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of beneficial ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission and any national securities exchange on which such equity securities are registered. Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons that they were not required to file reports on Form 5 during the most recently completed fiscal year or prior years, the Company believes that all of its officers, directors and greater than 10% beneficial owners complied with all
Section 16(a) filing requirements applicable to them during the Company's most recently completed fiscal year.



                      SELECTION OF INDEPENDENT ACCOUNTANTS

        The Board of Directors of the Company has appointed KPMG LLP as the firm of independent public accountants to audit the accounts of the Company for the year ending September 30, 2002. This firm expects to have a representative available by telephone at the meeting who will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.





-------------------------------
(5) Includes currently exercisable option to acquire 12,500 shares of Common Stock.

(6) Includes currently exercisable options to acquire 32,500 shares of Common Stock.

(7) Includes currently exercisable options to acquire 18,000 shares of Common Stock.

(8) Includes currently exercisable options held by executive officers of the Company to acquire 63,000 shares of Common Stock, and notes in the aggregate principal amount of $120,000 held by directors of the Company currently convertible into 6,000 shares of Common Stock at a conversion price of $20.00 per share.

* Represents less than 1% of the outstanding shares of Common Stock of the Company.

**   See footnote 1 on previous page.

                              STOCKHOLDER PROPOSALS

        Any proposal submitted by a stockholder of the Company for action at the next Annual Meeting of Stockholders will not be included in the proxy material to be mailed to the Company's stockholders in connection with such meeting unless such proposal is received at the principal office of the Company no later than September 19, 2002.



                                     GENERAL

        No business other than those set forth in Item (1) and Item (2) of the Notice of Annual Meeting of Stockholders is expected to come before the meeting, but should any other matters requiring a vote of stockholders properly arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the best interests of the Company.

        Insofar as any of the information in this Proxy Statement may rest peculiarly within the knowledge of persons other than the Company, the Company has relied upon information furnished by such persons.

                       By Order of the Board of Directors,

                            /s/ Alexander C. Kinzler
                            ------------------------
                              ALEXANDER C. KINZLER
                                    Secretary

Dated:   January 17, 2002


        STOCKHOLDERS MAY OBTAIN A COPY, WITHOUT CHARGE, OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO ALEXANDER C. KINZLER, BARNWELL INDUSTRIES, INC., 1100 ALAKEA STREET, SUITE 2900, HONOLULU, HAWAII 96813.

Appendix 1
----------

FRONT OF CARD


                                     PROXY

                           BARNWELL INDUSTRIES, INC.
        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Barnwell Industries, Inc., a Delaware corporation, hereby appoints Morton H. Kinzler and Alexander C. Kinzler, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Shreveport Hotel, 1419 East 70th Street, Shreveport, Louisiana, on March 4, 2002, at 9:30 A.M., Central Standard time, and at any adjournment of such meeting, with all powers which the undersigned would possess if personally present:

                   (Continued and to be signed on reverse side)

-------------------------------------------------------------------------------

BACK OF CARD

     X    Please mark your votes as in this example.
   -----


1.  The election of the 8 Directors
    listed at right:
                                              Nominees: Morton H. Kinzler
 FOR all nominees     WITHHOLD AUTHORITY                Alan D. Hunter
 listed at right      to vote for all                   Erik Hazelhoff-Roelfzema
 (except as marked    nominees listed at                Daniel Jacobson
 to the contrary)     right                             Martin Anderson
                                                        Murray C. Gardner
       -----                -----                       Alexander C. Kinzler
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR         Terry Johnston
ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
THAT NOMINEE'S NAME IN THE LIST AT RIGHT.)


2. Upon any and all other business which may come before the meeting or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement of the Company for the Annual Meeting and the Company's Annual Report to Stockholders for the fiscal year ended September 30, 2001.

This Proxy, when properly executed, will be voted in accordance with the specification made hereon. If not otherwise specified, this Proxy will be voted FOR the election of Board of Directors as proposed herein.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                  DATE        SIGNATURE                  DATE
         ------------------    --------         ------------------    -------
                                                  IF HELD JOINTLY

(Signature(s) should agree with name on stock certificate as stenciled hereon. Executors, administrators, trustees, etc., should so indicate when signing.)